Global Steel CEO Forum 2006 Goldman Sachs December 6-7, 2006 New York Exhibit 99.1

Safe harbor provision
During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We assume no
obligation to update the information provided in this presentation.

January 1, 2006
New name: Ryerson Inc.
New ticker symbol: “RYI”
New company: Leading market position
Enhanced profit potential
Strong cash-generating capability
Opportunities for organic
and external growth

The turnaround in 3 phases
EBITDA*
(50.1)
20.8
27.4
121.1
275.8
203.1
(100)
(50)
0
50
100
150
200
250
300
2001 2002 2003 2004 2005
3Q 2006
YTD
$ in millions
* Earnings before discontinued operations, taxes, interest expense, depreciation and amortization.  (Full reconciliation is attached.)
Recession / Restructuring
Integris
Acquisition
Future
Opportunities

Our strategy is a constant
Three Fundamental Principles
1. Focus on operating efficiency
2. Capture organic growth
3. Seek acquisitions and joint ventures to:
Structurally enhance competitive position
Provide additional earnings growth
Part way through a multi-year process
A lot completed
More to be done

Operating efficiency: Significant accomplishments to date
2000-2004 Restructuring: Cut annualized fixed costs by $85mm
Consolidated over 20+ service centers
Centralized non-customer-facing activities (purchasing, IT, human resources, credit, accounting)
Decentralized decision making and accountability for pricing, customer service, and quality
• Increased speed and responsiveness
• Closer to the customer
Created platform for additional acquisitions. Jan. 2005, IM acquisition synergies produced
$40mm of fixed cost reduction
January 2005: Captured annualized cost savings of more than $40mm and increased target savings to $50mm of annualized cost reductions
Captured sourcing synergies
Reduced overhead
Consolidated 5 service centers to date
On target to achieve $50mm of total savings ($40mm to date)

Reach cost-saving goal of $50 million from Integris integration by end of 2007
Consolidate additional 15 facilities; reduce headcount; complete consolidation of overhead
Reach inventory turnover goal of 5x by end of 2007
Can significantly enhance return on assets and cash flow
Do at a pace to retain customers and improve service
More to come

Upgrade information technology
Consolidate 5 legacy platforms into one SAP
$65 million project
Cost savings alone justify expenditure
Additional benefits:
• Seamless link with customers and suppliers
• More detailed and timely decision-making information
• Facilitate sharing of inventory and pricing information among service centers
21 service centers converted to date

Lean Six Sigma problem solving and continuous improvement
process to increase operating efficiencies
Target improvements throughout the company/
across all strategic initiatives
Specific financial goals
Quantitative measurement of progress
Lean Six
Sigma
Sell the
Change
Transfer
Knowledge

Aggressive
marketing
and brand
creation
•
Promotions
•
Targeted vertical
markets
•
Direct outbound
telesales
Leads to trial
•
Good experience
leads to retention
National marketing program
Results
•Met or exceeded
expectations for
80% of customers
10,000 new accounts Annualized revenue of $200 mil.
Extensive External and Internal Metrics
Comprehensive research showed:
Ryerson had a great reputation
But awareness was lacking
• 50% of potential customers unaware of Ryerson
Organic growth: Marketing

Customer Solutions Team (CST)
National account sales organization
Designed to service large, multi-location customers
Unique in service center industry- Integrated national footprint
Ryerson has the geographic and product diversity
Attractive to customers
Trend to consolidate suppliers and focus on core competencies
Single point of accountability
Attractive to Ryerson
Opportunity to expand with existing and new customers
Currently about 20% of Ryerson’s business ($1 billion)

Acquisition and joint venture strategy
Product/supply chain
Product/supply chain
Different
Different
Same
Same
Service center industry is fragmented and consolidating
• Ample opportunities
“Add strength to
strength”
Highest overall
potential
Cross-selling
opportunities
“Buying a cash
flow”
Very risky
New markets

Ryerson acquisition record
Completed 8 acquisitions since 1997
Will not overpay
Priority on keeping customers and key employees
Capture integration value
Acquired Integris Metals (2004 sales of $2.0 billion) on January 4, 2005, for
$644 million
Immediately accretive
Expect annualized cost savings of at least $50 million by the end of 2007
Expands business in faster growth, more profitable stainless and aluminum
Continue to pursue other domestic acquisitions

Integris acquisition created…
A leading metals service center company
Source: Company filings and press releases
1
Converted to US$ using exchange rate as of 9/30/2006
Trailing 12-month revenues (through 3Q06)
$5,798
$1,754
$960
$6,214
$2,464
Reliance Steel & Earle M.
Jorgensen
Ryerson Russel Metals (1) Metals USA Olympic Steel
Stainless
&
Aluminum
Sales
$3,103

14 …Broad geographic footprint

…And a rich product mix and diverse customer base
2005 revenues by product
Other
5%
Carbon flat
rolled
26%
Stainless and
aluminum
50%
Bars, tubing,
structurals
10%
Fabrication &
carbon  plate
9%
2005 sales by end market
Machinery
31%
Fabricated metals
27%
Electrical
machinery
13%
Transportation
10%
Construction,
wholesalers,
mills
12%
Other
7%

16 Going beyond the U.S. International joint ventures Access faster growing markets Service U.S. customers who have a presence in these markets Leverage supplier relationships

JVs: $400 million annual revenue to date
Mexico
India
China
Closed 10/2006
Collado Ryerson Mexico
50/50 fabrication venture
2005 revenues: $63 million
Tata Ryerson India
50/50 venture
Fiscal 2006 (March ‘06) revenues: $160 million (1 million+ tons processed annually- including tolling)
Metals distribution in its infancy
Recently expanded product line to include stainless
Chinese metals market 4x size of U.S. market and growing faster
Fragmented and profitable service center industry
VSC Ryerson China Limited
40% stake with option to take majority ownership in 3 years
Fiscal 2006 (March ‘06) revenues: $140 million
Plans to expand number of service centers and capabilities

Midwest$ / Ton Stainless
$ / Pound Aluminum
Q1 90
Q4 90
Q3 91
Q2 92
Q1 93
Q4 93
Q3 94
Q2 95
Q1 96
Q4 96
Q3 97
Q2 98
Q1 99
Q4 99
Q3 00
Q2 01
Q1 02
Q4 02
Q3 03
Q2 04
Q1 05
Q4 05
Q3 06

Midwest$ / Ton

RYERSON.

Stainless and Aluminum
1,000
1,500
2,000
2,500
3,000
3,500
0.7
0.9
1.1
1.3
1.5
1.7
1.9
2.1
Stainless Aluminum
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Hot Rolled, Cold Rolled and Plate Prices
150
250
350
450
550
650
750
Hot Rolled Cold Rolled Carbon Plate
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Recent jumps in metal prices

FIFO Methodology
1,000
1,200
-
200
400
600
800
1,000
1,200
1,400
LIFO Methodology
1,000
1,200
-
200
400
600
800
1,000
1,200
1,400
$300 $500 LIFO Reserve
Hypothetical LIFO vs. FIFO-
Where is the value during a rising price environment?
200
200
400
200
ANSWER: SAME FUNDAMENTALLY
LIFO- Lower income, higher reserve
FIFO- Higher income, no reserve
Period 1 Period 2
Period 1
Period 2
Material
Cost
Material
Cost
Material
Cost
Material
Cost
800
1,000
800
800
+$0
+$200
Average Selling Price
Average Selling Price Average Selling Price Average Selling Price
Gross
Profit
Gross
Profit
(All figures on a Per Ton basis)
(All figures on a Per Ton basis)

Material Cost ($/Ton)
LIFO Reserve ($MM)
1Q 2004
3Q 2004
1Q 2005
3Q 2005
1Q 2006
3Q 2006

RYERSON
THE STRENGTH IN METAL

LIFO reserve increased significantly
Material Cost Per Ton to LIFO Reserve
700
800
900
1000
1100
1200
1300
1400
1500
1600
1700
100
150
200
250
300
350
400
450
500
Material Cost Per Ton LIFO Reserve
Note: Integris results included as of 1Q 2005
$300MM

LIFO inventory accounting: U.S. Inventory
Ryerson implemented LIFO in 1949
Reduces income tax liability
Matches current selling prices with the current replacement cost
• No holding gains or losses on the income statement.
In periods of rising prices:
Gross profit and earnings will be lower using LIFO than FIFO
Lowers earnings and reduces income taxes
LIFO reserve can increase significantly
• Increased $101.3 million in 3Q06
• Under FIFO, the majority of that amount would have been operating earnings
LIFO reserve at September 30 of $453 million, or $16 per share
Since 2005, three separate pools – stainless, aluminum, and carbon

Material Cost ($/Ton)
Gross Profit ($/Ton)
1Q 2004
2Q 2004
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006

RYERSON.

THE STRENGTH IN METAL

Gross profit per ton increases with material cost per ton
Material Cost Per Ton to Gross Profit Per Ton
700
800
900
1000
1100
1200
1300
1400
1500
1600
1700
100
125
150
175
200
225
250
275
300
325
350
Material Cost Per Ton Gross Profit Per Ton
Note: Integris results included as of 1Q 2005

Not capital intensive
Capex roughly in line with depreciation
Earnings are cyclical; cash flow is countercyclical
Inventory and debt reductions during downturns
Cash flow
Operating cash flow of $320 million in 2005
Absorption of cash in 2006 to finance working capital growth
Future opportunities
Generate cash from real estate sales with facility consolidation
Will close about 20 facilities
Amounts vary, but tend to realize proceeds of $2 to $3 million per location
Plan to improve working capital management and inventory turns
Cash flow characteristics

Debt management
*Current value of inventory as of 1/31/05
800
850
900
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
1,400
1,450
1,500
1,550
1,600
1/4/05* 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06
40%
45%
50%
55%
60%
65%
70%
75%
80%
Debt Current Value of Inv. Debt-to-Capital

Short-term goal:
Reduce debt/capital to pre-acquisition levels of about 55%
Other considerations:
Growth-oriented capital spending
Selective acquisitions and joint ventures
Improve pension funding
Future uses of cash: 2006 and beyond

Incentive compensation aligned with shareholders
Short- and long-term incentive plans:
Annual incentive tied to OROOA (operating return on operating assets)
Corporate staff: Tied to corporate performance
Service center staff: Tied to individual service center
Long-term incentive
Paid in performance shares
Tied to 4-year return on net assets
Designed to pay for performance and create long-term value
Incentive pay represents nearly one-half of executives’ total target compensation
Stock ownership guidelines

A North America leading metals service center
Extensive reorganization drove earnings turnaround
Long-term strategic commitment to continuously improve operations and competitive position
Programs in place to capture organic growth
Significant upside from recent acquisitions
Opportunities to sell excess assets and increase inventory turnover
Strong management team with proven ability to manage through industry changes
Investment highlights and conclusion

28 Appendix

Business model
Profit drivers and impact
Profit drivers  Impacted by
Volume
(tonnage)
Manufacturing economy
2 types of customers
50%-60% OEMs—agreements
40%-50% transactional—spot pricing
Gross margins
(gross profit/ton)
Market conditions
Buy and sell negotiations
Selling prices
Material costs
Operating expenses
(operating expense/ton)
Volume
60% fixed costs/40% variable
Labor productivity
Logistics and transportation
Space utilization
Corporate overhead, incl. IT and legacy costs
Assets
(asset turns)
Working capital
Inventory is the largest
Service network

EBITDA Reconciliation
Net income ($61.1) ($95.7) $(13.6) $56.0 $98.1 $76.2
Cumulative effect of change
in accounting principle ---- 82.2 ---- ---- ---- ----
Discountinued operations
(gain)/loss ---- 1.7 ---- (7.0) ---- ----
Income tax/(benefit) (40.1) (7.0) (1.7) 27.0 62.5 47.3
Interest on debt 19.3 14.6 18.8 24.0 76.0 49.6
Depreciation and amortization 31.8 25.0 23.9 21.1 39.2 30.0
EBITDA ($50.1) $20.8 $27.4 $121.1 $275.8 $203.1
2001 2002 2003 2004 2005
3Q 2006
YTD